Segment Reporting	6 Months Ended
Jun. 30, 2026
Segment Reporting [Abstract]
SEGMENT REPORTING

20. SEGMENT REPORTING

Prior to the acquisition of QC Capital Limited in June 2026, the Group operated in a single operating segment. Following the acquisition, the Group operates in two reportable segments: (1) operational management and delivery services and (2) sales of smart electric vehicles. The determination of operating segments is consistent with the consolidated financial information regularly reviewed by the Group’s chief operating decision maker (“CODM”) for the purpose of assessing performance and allocating resources. The measurement of segment assets is reported on the balance sheet as total unaudited condensed consolidated assets.

The table below provides information about Group’s segment (in thousands):

	For the six months ended June 30,
	2026				2025
	Sales of smart electric vehicles	Operational management and delivery services	Corporate and unallocated	Total	Consolidated
	(Unaudited)				(Unaudited)
Revenues	$700	$54,371	$-	$55,071	$572

Less:
Cost of revenues	(447)	(54,441)	-	(54,888)	(936)

Segment gross profit (loss)	253	(70)	-	183	(364)

Less:
Depreciation and amortization	(23)	(167)	(1,429)	(1,619)	(181)
Changes in fair value of warrant liabilities	-	-	15	15	(45)
Changes in fair value of convertible notes	-	-	(1,956)	(1,956)	-
Disposal loss of property and equipment	-	-	-	-	(114)
Inventory write-downs	-	-	-	-	(508)
Salary expenses	(1,364)	(14)	-	(1,378)	(25)
Share-based compensation	-	-	(31,211)	(31,211)	-
Other operating expenses	(4,524)	(161)	(563)	(5,248)	(1,921)
Interest (expenses) income, net	(10)	-	-	(10)	19
Other income, net	92	-	-	92	784
Income tax provision	40	-	-	40	-
Segment loss	$(5,536)	$(412)	$(35,144)	$(41,092)	$(2,355)